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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report:  May 6, 1998
(Date of earliest event reported)


                        MORTGAGE CAPITAL FUNDING, INC.
                        ------------------------------
                                   (Sponsor)
      (Issuer in Respect of Multifamily/Commercial Mortgage Pass-Through
                         Certificates Series 1998-MC1)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        Delaware                    333-24489                   13-3408716
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 (STATE OR OTHER JURIS-            (COMMISSION               (I.R.S. EMPLOYER
DICTION OF ORGANIZATION)            FILE NOS.)              IDENTIFICATION NO.)


      399 Park Avenue, New York, New York                        10043
      -----------------------------------                        -----
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


       Registrant's Telephone Number, including area code (212) 793-5880

       -----------------------------
              (FORMER NAME, FORMER ADDRESS AND FORMER FISCAL YEAR,
                        IF CHANGED SINCE LAST REPORT.)

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

         On May 6, 1998, a single series of certificates, entitled Mortgage Capital Funding, Inc., Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1998-MC1 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), in the form attached hereto as Exhibit 4.1, dated as of April 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor (the "Sponsor"), Citicorp Real Estate, Inc., as Mortgage Loan Seller ("CREI"), Goldman Sachs Mortgage Company, as Additional Warranting Party, AMRESCO Capital, L.P., as Additional Warranting Party, AMRESCO Services, L.P., as Master Servicer, CRIIMI MAE Services Limited Partnership, as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent. The Certificates consist of eighteen classes identified as the "Class X Certificates", the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates" the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of 249 fixed-rate multifamily and commercial mortgage loans (the "Mortgage Loans"), having, as of the close of business on April 1, 1998 (the "Cut-off Date"), an aggregate principal balance of $1,294,362,625 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Sponsor acquired the Trust Fund assets from CREI, an affiliate of the Sponsor, pursuant to a mortgage loan purchase agreement between the Sponsor and CREI. The Sponsor sold the Class X, Class A-1, Class A-2, Class B, Class C, Class D, Class E, Class F and Class G Certificates to Citibank, N.A. and Goldman, Sachs & Co., as underwriters (the "Underwriters"), pursuant to an underwriting agreement (the "Underwriting Agreement") dated as of April 29, 1998.

         The Class A-1 Certificates have an initial stated principal balance (a "Certificate Balance") of $222,000,000. The Class A-2 Certificates have an initial Certificate Balance of $658,166,000. The Class B Certificates have an initial Certificate Balance of $51,775,000. The Class C Certificates have an initial Certificate Balance of $71,190,000. The Class D Certificates have an initial Certificate Balance of $12,943,000. The Class E Certificates have an initial Certificate Balance of $64,718,000. The Class F Certificates have an initial Certificate Balance of $12,944,000. The Class G Certificates have an initial Certificate Balance of $38,831,000. The Class X Certificates have an initial notional amount of $1,294,362,625.

         Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

                                       8
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Item 7.  Financial Statements and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits


Exhibit No.             Description
-----------             -----------

   4.1 Pooling and Servicing Agreement, dated as of April 1, 1998, among Mortgage Capital Funding, Inc., as Sponsor, Citicorp Real Estate, Inc., as Mortgage Loan Seller, Goldman Sachs Mortgage Company, as Additional Warranting Party, AMRESCO Capital, L.P., as Additional Warranting Party, AMRESCO Services, L.P., as Master Servicer, CRIIMI MAE Services Limited Partnership, as Special Servicer, LaSalle National Bank, as Trustee and REMIC Administrator, and ABN AMRO Bank N.V., as Fiscal Agent.

                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORTGAGE CAPITAL FUNDING, INC.
(Registrant)

By: /s/ Richard L. Jarocki, Jr.
   -------------------------------
    Richard L. Jarocki, Jr.
    President


      Dated: May 6, 1998